Offerings - Offering: 1	Dec. 11, 2025 USD ($) $ / shares
Offering:
Fee Previously Paid	false
Other Rule	true
Security Type	Equity
Security Class Title	Common Shares of Beneficial Interest, $0.01 Par Value Per Share
Proposed Maximum Offering Price per Unit | $ / shares	10.4705	[1]
Maximum Aggregate Offering Price	$ 1,117,851,044.39
Fee Rate	0.01381%
Amount of Registration Fee	$ 154,375.23
Offering Note	Estimated solely for the purpose of calculating the registration fee.

[1]	Net asset value per common share on December 5, 2025.